                                   EXHIBIT 24

                             ANALYSTS INTERNATIONAL

                                POWER OF ATTORNEY
                                     TO SIGN
                           ANNUAL REPORT ON FORM 10-KT


         KNOW ALL PEOPLE BY THESE PRESENTS, that the undersigned hereby appoints F.W. Lang or Colleen M. Davenport, or either of them, my true and lawful attorneys in fact, for me and in my name, place and stead, to sign and affix my name as a Director of Analysts International to the Annual Report on Form 10-KT for the year ended December 31, 2000 and all amendments thereto to be filed by said Company with the Securities and Exchange Commission, Washington, D.C. as required by Section 13 of the Securities Exchange Act of 1934, as amended granting and giving unto said attorneys in fact, or any one of them, full authority and power to do and perform any and all acts necessary or incidental to the performance and execution of powers herein expressly granted, with full power to do and perform all acts authorized hereby as fully to all intents and purposes as I might or could do if personally present, with full power of substitution.

         IN TESTIMONY WHEREOF, I have hereunto set my hand this 30th day of March, 2001.

                                                  /s/ WILLIS K. DRAKE
                                          -----------------------------------
                                           Willis K. Drake


STATE OF MINNESOTA         )
                           )       ss
COUNTY OF HENNEPIN         )


On the 30th day of March, 2001, before me, personally came Willis K. Drake to me known to be the person described in and who executed the foregoing instrument and acknowledged that he executed the same as his free act and deed.

                                                  /s/ CARRIE B. SCHOEWE
                                          -----------------------------------
                                          Notary Public

                             ANALYSTS INTERNATIONAL

                                POWER OF ATTORNEY
                                     TO SIGN
                           ANNUAL REPORT ON FORM 10-KT


         KNOW ALL PEOPLE BY THESE PRESENTS, that the undersigned hereby appoints F.W. Lang or Colleen M. Davenport, or either of them, my true and lawful attorneys in fact, for me and in my name, place and stead, to sign and affix my name as a Director of Analysts International to the Annual Report on Form 10-KT for the year ended December 31, 2000 and all amendments thereto to be filed by said Company with the Securities and Exchange Commission, Washington, D.C. as required by Section 13 of the Securities Exchange Act of 1934, as amended granting and giving unto said attorneys in fact, or any one of them, full authority and power to do and perform any and all acts necessary or incidental to the performance and execution of powers herein expressly granted, with full power to do and perform all acts authorized hereby as fully to all intents and purposes as I might or could do if personally present, with full power of substitution.

         IN TESTIMONY WHEREOF, I have hereunto set my hand this 29th day of March, 2001.

                                                  /s/ MARGARET LOFTUS
                                          -----------------------------------
                                          Margaret Loftus

STATE OF MINNESOTA         )
                           )       ss
COUNTY OF HENNEPIN         )


         On the 29th day of March, 2001, before me, personally came Margaret Loftus to me known to be the person described in and who executed the foregoing instrument and acknowledged that he executed the same as his free act and deed.



                                                  /s/ CARRIE B. SCHOEWE
                                          -----------------------------------
                                          Notary Public

                             ANALYSTS INTERNATIONAL

                                POWER OF ATTORNEY
                                     TO SIGN
                           ANNUAL REPORT ON FORM 10-KT


         KNOW ALL PEOPLE BY THESE PRESENTS, that the undersigned hereby appoints F.W. Lang or Colleen M. Davenport, or either of them, my true and lawful attorneys in fact, for me and in my name, place and stead, to sign and affix my name as a Director of Analysts International to the Annual Report on Form 10-KT for the year ended December 31, 2000 and all amendments thereto to be filed by said Company with the Securities and Exchange Commission, Washington, D.C. as required by Section 13 of the Securities Exchange Act of 1934, as amended granting and giving unto said attorneys in fact, or any one of them, full authority and power to do and perform any and all acts necessary or incidental to the performance and execution of powers herein expressly granted, with full power to do and perform all acts authorized hereby as fully to all intents and purposes as I might or could do if personally present, with full power of substitution.

         IN TESTIMONY WHEREOF, I have hereunto set my hand this 29th day of March, 2001.

                                                  /s/ EDWARD M. MAHONEY
                                          -----------------------------------
                                          Edward M. Mahoney

STATE OF MINNESOTA         )
                           )       ss
COUNTY OF HENNEPIN         )


         On the 30th day of March, 2001, before me, personally came Edward M. Mahoney to me known to be the person described in and who executed the foregoing instrument and acknowledged that he executed the same as his free act and deed.

                                                  /s/ CARRIE B. SCHOEWE
                                          -----------------------------------
                                          Notary Public

                             ANALYSTS INTERNATIONAL

                                POWER OF ATTORNEY
                                     TO SIGN
                           ANNUAL REPORT ON FORM 10-KT


         KNOW ALL PEOPLE BY THESE PRESENTS, that the undersigned hereby appoints F.W. Lang or Colleen M. Davenport, or either of them, my true and lawful attorneys in fact, for me and in my name, place and stead, to sign and affix my name as a Director of Analysts International to the Annual Report on Form 10-KT for the year ended December 31, 2000 and all amendments thereto to be filed by said Company with the Securities and Exchange Commission, Washington, D.C. as required by Section 13 of the Securities Exchange Act of 1934, as amended granting and giving unto said attorneys in fact, or any one of them, full authority and power to do and perform any and all acts necessary or incidental to the performance and execution of powers herein expressly granted, with full power to do and perform all acts authorized hereby as fully to all intents and purposes as I might or could do if personally present, with full power of substitution.

         IN TESTIMONY WHEREOF, I have hereunto set my hand this 30th day of March, 2001.

                                                  /s/ ROBB PRINCE
                                          -----------------------------------
                                          Robb Prince

STATE OF MINNESOTA         )
                           )       ss
COUNTY OF HENNEPIN         )


         On the 30th day of March, 2001, before me, personally came Robb Prince to me known to be the person described in and who executed the foregoing instrument and acknowledged that he executed the same as his free act and deed.

                                                  /s/ CARRIE B. SCHOEWE
                                          -----------------------------------
                                          Notary Public

                             ANALYSTS INTERNATIONAL

                                POWER OF ATTORNEY
                                     TO SIGN
                           ANNUAL REPORT ON FORM 10-K


         KNOW ALL PEOPLE BY THESE PRESENTS, that the undersigned hereby appoints F.W. Lang or Colleen M. Davenport, or either of them, my true and lawful attorneys in fact, for me and in my name, place and stead, to sign and affix my name as a Director of Analysts International to the Annual Report on Form 10-KT for the year ended December 31, 2000 and all amendments thereto to be filed by said Company with the Securities and Exchange Commission, Washington, D.C. as required by Section 13 of the Securities Exchange Act of 1934, as amended granting and giving unto said attorneys in fact, or any one of them, full authority and power to do and perform any and all acts necessary or incidental to the performance and execution of powers herein expressly granted, with full power to do and perform all acts authorized hereby as fully to all intents and purposes as I might or could do if personally present, with full power of substitution.

         IN TESTIMONY WHEREOF, I have hereunto set my hand this 30th day of March, 2001.

                                                  /s/ VICTOR C. BENDA
                                          -----------------------------------
                                           Victor C. Benda



STATE OF MINNESOTA         )
                           )       ss
COUNTY OF HENNEPIN         )


         On the 30th day of March, 2001, before me, personally came Victor C. Benda to me known to be the person described in and who executed the foregoing instrument and acknowledged that he executed the same as his free act and deed.

                                                  /s/ CARRIE B. SCHOEWE
                                          -----------------------------------
                                          Notary Public